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                                  EXHIBIT 24-c

                                Power of Attorney

KNOWN ALL MEN BY THESE PRESENTS:

         WHEREAS, SBC Communications Inc., a Delaware corporation, hereinafter referred to as the "Corporation", proposes to file with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 relating to the offer and sale of the Corporation's debt securities, common stock, preferred stock, and depositary shares representing preferred stock; and

         WHEREAS, each of the undersigned is a director of the Corporation;

         NOW THEREFORE, each of the undersigned hereby constitutes and appoints Edward E. Whitacre, Jr., James D. Ellis, Donald E. Kieran, Roger W. Wohlert, or any one of them, all of the City of San Antonio and State of Texas, the undersigned's attorneys for the undersigned and in the undersigned's name, place and stead, and in each of the undersigned's office and capacity in the Corporation, to execute and file such Registration Statement, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand the 28th day of April 2000.

         /s/ Clarence C. Barksdale             /s/ Lynn M. Martin
         Director                              Director

         /s/ James E. Barnes                   /s/ John B. McCoy
         Director                              Director

         /s/ August A. Busch, III              /s/ Mary S. Metz
         Director                              Director

         /s/ William P. Clark                  /s/ Toni Rembe
         Director                              Director

         /s/ Martin K. Eby, Jr.                /s/ S. Donley Ritchey
         Director                              Director

         /s/ Herman E. Gallegos                /s/ Joyce M. Roche
         Director                              Director

         /s/ Jess T. Hay                       /s/ Carlos Slim Helu
         Director                              Director

         /s/ James A. Henderson                /s/ Laura D'Andrea Tyson
         Director                              Director

         /s/ Bobby R. Inman                    /s/ Patricia P. Upton
         Director                              Director

         /s/ Charles F. Knight
         Director